ENDOWMENTS

                                     Part B
                      Statement of Additional Information

                              October 1, 2001

Endowments (the "Trust") is an open-end management investment company, commonly known as a mutual fund. The Trust offers two diversified investment portfolios, Growth and Income Portfolio and Bond Portfolio (collectively, the "funds").


This document is not a prospectus but should be read in conjunction with the current prospectus of Endowments dated October 1, 2001. The prospectus may be obtained by writing to the Trust at the following address:

                                   Endowments
                              Attention: Secretary
                       One Market, Steuart Tower, Suite 1800
                                  P.O. Box 7650
                              San Francisco, CA 94120
                                 (415) 421-9360

                               TABLE OF CONTENTS



Item                                                                  Page No.
----                                                                  --------
Certain Investment Limitations and Guidelines . . . . . . . . . . .        2
Description of Certain Securities and Investment Techniques . . . .        3
Fundamental Policies and Investment Restrictions. . . . . . . . . .        8
Trust Organization and Voting Rights. . . . . . . . . . . . . . . .       10
Fund Trustees and Officers. . . . . . . . . . . . . . . . . . . . .       12
Management. . . . . . . . . . . . . . . . . . . . . . . . . . . . .       15
Taxes and Distributions . . . . . . . . . . . . . . . . . . . . . .       16
Purchase of Shares. . . . . . . . . . . . . . . . . . . . . . . . .       21
Price of Shares . . . . . . . . . . . . . . . . . . . . . . . . . .       21
Selling Shares. . . . . . . . . . . . . . . . . . . . . . . . . . .       22
Execution of Portfolio Transactions . . . . . . . . . . . . . . . .       22
General Information . . . . . . . . . . . . . . . . . . . . . . . .       23
Investment Results and Related Statistics . . . . . . . . . . . . .       24
Financial Statements





                              Endowments - Page 1

                 CERTAIN INVESTMENT LIMITATIONS AND GUIDELINES

The following limitations and guidelines are considered at the time of purchase, under normal circumstances, and are based on a percentage of the funds' net assets unless otherwise noted. This summary is not intended to reflect all of the funds' investment limitations.


GROWTH AND INCOME PORTFOLIO

     EQUITY SECURITIES

     . The fund will normally invest primarily in common stocks or securities convertible into common stock.

     NON-U.S. SECURITIES

     . The fund may invest up to 10% of its assets in common stocks and other securities of issuers domiciled outside the U.S.

BOND PORTFOLIO

     DEBT SECURITIES

     .    Normally, at least 80% of the fund's assets will be invested in bonds.


     . The fund will invest in debt securities rated Baa or above by Moody's or BBB or above by S&P or unrated but determined to be of equivalent quality by Capital Research and Management Company, the fund's investment adviser.

     . The fund has no current intention of investing in securities rated BB or below by Standard & Poor's ("S&P") and Ba or below by Moody's Investors Service, Inc. ("Moody's") or unrated but determined to be of equivalent quality by Capital Research and Management Company ("CRMC"). The fund is not required to dispose of a security in the event that its rating is reduced below BBB or Baa (or it is not rated and its quality becomes equivalent to such a security).

     . The debt securities in which the fund invests may have stock conversion or purchase rights; however, such securities will generally not exceed 20% of the fund's assets. The fund will not acquire common stocks except through the exercise of conversion or stock purchase rights and will retain such common stocks only when it is consistent with the fund's objective of current income.

     NON-U.S. SECURITIES

     . The fund may invest up to 20% of its assets in obligations of corporations or government entities domiciled outside the U.S. and Canada. All Canadian and other non-U.S. securities purchased by the fund will be liquid, and meet the quality standards set forth above. Up to 10% of the fund's assets may be invested in securities denominated in currencies other than the U.S. dollar.

The funds may experience difficulty liquidating certain portfolio securities during significant market declines or periods of heavy redemptions.


                              Endowments - Page 2

          DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

The descriptions below are intended to supplement the material in the prospectus under "Investment Objectives, Strategies and Risks."


GROWTH AND INCOME PORTFOLIO
---------------------------

EQUITY SECURITIES - Equity securities represent an ownership position in a company. These securities may include common stocks and securities with equity conversion or purchase rights. The prices of equity securities fluctuate based on changes in the financial condition of their issuers and on market and economic conditions.


REAL ESTATE INVESTMENT TRUSTS - The fund may invest in securities issued by real estate investment trusts (REITs), which are pooled investment vehicles that primarily invest in real estate or real estate related loans. REITs are not taxed on income distributed to shareholders provided they meet requirements imposed by the Internal Revenue Code. The risks associated with REIT debt investments are similar to the risks of investing in corporate-issued debt. In addition, the return on REITs is dependent on such factors as the skill of management and the real estate environment in general. Debt that is issued by REITs is typically rated by the credit rating agencies as investment grade or above.


BOND PORTFOLIO
--------------

PASS-THROUGH SECURITIES - The fund may invest in various debt obligations backed by a pool of mortgages or other assets including, but not limited to, loans on single family residences, home equity loans, mortgages on commercial buildings, credit card receivables, and leases on airplanes or other equipment. Principal and interest payments made on the underlying asset pools backing these obligations are typically passed through to investors. Pass-through securities may have either fixed or adjustable coupons. These securities include those discussed below.


"Mortgage-backed securities" are issued both by U.S. government agencies, including the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC), and by private entities. The payment of interest and principal on securities issued by U.S. government agencies is guaranteed by the full faith and credit of the U.S. government (in the case of GNMA securities) or the issuer (in the case of FNMA and FHLMC securities). However, the guarantees do not apply to the market prices and yields of these securities, which vary with changes in interest rates.


Mortgage-backed securities issued by private entities are structured similarly to mortgage-backed securities issued by GNMA, FNMA, and FHLMC. These securities and the underlying mortgages are not guaranteed by government agencies. In addition, these securities generally are structured with one or more types of credit enhancement. Mortgage-backed securities generally permit borrowers to prepay their underlying mortgages. Prepayments can alter the effective maturity of these instruments.


"Collateralized mortgage obligations" (CMOs) are also backed by a pool of mortgages or mortgage loans, which are divided into two or more separate bond issues. CMOs issued by U.S. government agencies are backed by agency mortgages, while privately issued CMOs may be backed by either government agency mortgages or private mortgages. Payments of principal and


                              Endowments - Page 3
interest are passed through to each bond at varying schedules resulting in bonds with different coupons, effective maturities, and sensitivities to interest rates. In fact, some CMOs may be structured in a way that when interest rates change the impact of changing prepayment rates on these securities' effective maturities is magnified.


"Commercial mortgage-backed securities" are backed by mortgages of commercial property, such as hotels, office buildings, retail stores, hospitals, and other commercial buildings. These securities may have a lower prepayment uncertainty than other mortgage-related securities because commercial mortgage loans generally prohibit or impose penalties on prepayments of principal. In addition, commercial mortgage-related securities often are structured with some form of credit enhancement to protect against potential losses on the underlying mortgage loans. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans, including the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants.


"Asset-backed securities" are backed by other assets such as credit card, automobile or consumer loan receivables, retail installment loans, or participations in pools of leases. Credit support for these securities may be based on the underlying assets and/or provided through credit enhancements by a third party. The values of these securities are sensitive to changes in the credit quality of the underlying collateral, the credit strength of the credit enhancement, changes in interest rates, and at times the financial condition of the issuer. Some asset-backed securities also may receive prepayments which can change the securities' effective maturities.


FORWARD COMMITMENTS - The fund may enter into commitments to purchase or sell securities at a future date. When the fund agrees to purchase such securities it assumes the risk of any decline in value of the security beginning on the date of the agreement. When the fund agrees to sell such securities it does not participate in further gains or losses with respect to the securities beginning on the date of the agreement. If the other party to such a transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity, or could experience a loss.


As the fund aggregate commitments under these transactions increase, the opportunity for leverage similarly increases. The fund will not use these transactions for the purpose of leveraging and will segregate liquid assets which will be marked to market daily in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent the fund's aggregate commitments under these transactions exceed its segregated assets, the fund temporarily could be in a leveraged position (because it may have an amount greater than its net assets subject to market risk). Should market values of the fund's portfolio securities decline while the fund is in a leveraged position, greater depreciation of its net assets would likely occur than were it not in such a position. The fund will not borrow money to settle these transactions and therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet its obligations thereunder.


The fund may also enter into reverse repurchase agreements and "roll" transactions. A reverse repurchase agreement is the sale of a security by a fund and its agreement to repurchase the security at a specified time and price. A "roll" transaction is the sale of mortgage-backed or other securities together with a commitment to purchase similar, but not identical securities at a later date. The fund assumes the rights and risks of ownership, including the risk of price and yield


                              Endowments - Page 4
fluctuations as of the time of the agreement. The fund intends to treat "roll" transactions as two separate transactions: one involving the purchase of a security and a separate transaction involving the sale of a security. Since the fund does not intend to enter into "roll" transactions for financing purposes, it may treat these transactions as not falling within the definition of "borrowing" set forth in Section 2(a)(23) of the Investment Company Act of 1940. The fund will segregate liquid assets which will be marked to market daily in an amount sufficient to meet its payment obligations under "roll" transactions and reverse repurchase agreements with broker-dealers (no collateral is required for reverse repurchase agreements with banks).


WARRANTS AND RIGHTS - The fund may purchase warrants, which may be issued together with bonds or preferred stocks. Warrants generally entitle the holder to buy a proportionate amount of common stock at a specified price, usually higher than the current market price. Warrants may be issued with an expiration date or in perpetuity. Rights are similar to warrants except that they normally entitle the holder to purchase common stock at a lower price than the current market price.


INFLATION-INDEXED BONDS - The fund may invest in inflation-indexed bonds issued by governments, their agencies or instrumentalities, and corporations. The principal value of this type of bond is periodically adjusted according to changes in the rate of inflation. The interest rate is generally fixed at issuance; however, interest payments are based on an inflation adjusted principal value. For example, in a period of deflation, principal value will be adjusted downward, reducing the interest payable.


Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The fund may also invest in other bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.


MATURITY - There are no restrictions on the maturity composition of the portfolio, although it is anticipated that the fund normally will be invested substantially in securities with maturities in excess of three years. Under normal market conditions, longer term securities yield more than shorter term securities, but are subject to greater price fluctuations.


GROWTH AND INCOME PORTFOLIO AND BOND PORTFOLIO
----------------------------------------------

DEBT SECURITIES - Bonds and other debt securities are used by issuers to borrow money. Issuers pay investors interest and generally must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. The prices of debt securities fluctuate depending on such factors as interest rates, credit quality, and maturity. In general, their prices decline when interest rates rise and vice versa.


Lower rated bonds, rated Ba or below by S&P and BB or below by Moody's or unrated but considered to be of equivalent quality, are described by the rating agencies as speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness than higher rated bonds, or they may already be in default. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of


                              Endowments - Page 5
general economic difficulty. It may be more difficult to dispose of, or to determine the value of, lower rated bonds.


The Investment Adviser attempts to reduce the risks described above through diversification of the portfolio and by credit analysis of each issuer, as well as by monitoring broad economic trends and corporate and legislative developments, but there can be no assurance that it will be successful in doing so.


SECURITIES WITH EQUITY AND DEBT CHARACTERISTICS - The funds may invest in securities that have a combination of equity and debt characteristics. These securities may at times behave more like equity than debt and vice versa. Some types of convertible bonds or preferred stock automatically convert into common stock. The prices and yields of non-convertible preferred stock generally move with changes in interest rates and the issuer's credit quality, similar to the factors affecting debt securities.


Convertible bonds, convertible preferred stock, and other securities may sometimes be converted into common stock or other securities at a stated conversion ratio. These securities, prior to conversion, pay a fixed rate of interest or a dividend. Because convertible securities have both debt and equity characteristics, their value varies in response to many factors, including the value of the underlying equity, general market and economic conditions, and convertible market valuations, as well as changes in interest rates, credit spreads, and the credit quality of the issuer.


U.S. GOVERNMENT SECURITIES - Securities guaranteed by the U.S. government include direct obligations of the U.S. Treasury, such as Treasury bills, notes and bonds. For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government, and thus they are of the highest possible credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, will be paid in full.


Certain securities issued by U.S. government instrumentalities and certain federal agencies are neither direct obligations of, nor guaranteed by, the Treasury. However, they generally involve federal sponsorship in one way or another; some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to: Federal Home Loan Bank, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, Tennessee Valley Authority, and Federal Farm Credit Bank System.


INVESTING IN VARIOUS COUNTRIES - Investing outside the U.S. involves special risks, caused by, among other things: currency controls and fluctuating currency values; different accounting, auditing, and financial reporting regulations and practices in some countries; changing local and regional economic, political, and social conditions; expropriation or confiscatory taxation; greater market volatility; differing securities market structures; and various administrative difficulties such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. However, in the opinion of Capital Research and Management Company, investing outside the U.S. also can reduce certain portfolio risks due to greater diversification opportunities.


The risks described above are potentially heightened in connection with investments in developing countries. Although there is no universally accepted definition, a developing country


                              Endowments - Page 6
is generally considered to be a country which is in the initial stages of its industrialization cycle with a low per capita gross national product. For example, political and/or economic structures in these countries may be in their infancy and developing rapidly. Historically, the markets of developing countries have been more volatile than the markets of developed countries. The funds may only invest in securities of issuers in developing countries to a limited extent.


Additional costs could be incurred in connection with the funds' investment activities outside the U.S. Brokerage commissions may be higher outside the U.S., and the funds will bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs may be associated with the maintenance of assets in certain jurisdictions.


CASH AND CASH EQUIVALENTS - These securities include: (i) commercial paper (e.g., short-term notes up to 9 months in maturity issued by corporations, governmental bodies or bank/ corporation sponsored conduits (asset-backed commercial paper)), (ii) commercial bank obligations (e.g., certificates of deposit, bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)), (iii) savings association and savings bank obligations (e.g., bank notes and certificates of deposit issued by savings banks or savings associations), (iv) securities of the U.S. government, its agencies or instrumentalities that mature, or may be redeemed, in one year or less, and (v) corporate bonds and notes that mature, or that may be redeemed, in one year or less.


CURRENCY TRANSACTIONS - The funds can purchase and sell currencies to facilitate securities transactions and enter into forward currency contracts to protect against changes in currency exchange rates (although Growth and Income Portfolio has no current intention to enter into forward currency contracts). A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward currency contracts entered into by the funds will involve the purchase or sale of one currency against the U.S. dollar. While entering into forward currency transactions could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain which might result from an increase in the value of the currency. The funds will not generally attempt to protect against all potential changes in exchange rates. The funds will segregate liquid assets which will be marked to market daily to meet its forward contract commitments to the extent required by the Securities and Exchange Commission.


Certain provisions of the Internal Revenue Code may affect the extent to which the funds may enter into forward contracts. Such transactions may also affect the character and timing of income, gain or loss recognized by the funds for U.S. federal income tax purposes.


RESTRICTED SECURITIES AND LIQUIDITY - The funds may purchase securities subject to restrictions on resale. Securities not actively traded will be considered illiquid unless they have been specifically determined to be liquid under procedures which have been adopted by the funds' board of trustees, taking into account factors such as the frequency and volume of trading, the commitment of dealers to make markets and the availability of qualified investors, all of which can change from time to time. The funds may incur certain additional costs in disposing of illiquid securities.


REPURCHASE AGREEMENTS - The funds may enter into repurchase agreements (although Growth and Income Portfolio has no current intention to enter into forward currency contracts), under which the funds buy a security and obtain a simultaneous commitment from the seller to


                              Endowments - Page 7
repurchase the security at a specified time and price. Repurchase agreements permit the funds to maintain liquidity and earn income over periods of time as short as overnight. The seller must maintain with the funds' custodian collateral equal to at least 100% of the repurchase price, including accrued interest, as monitored daily by the Investment Adviser. The funds will only enter into repurchase agreements involving securities in which they could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by the Investment Adviser. If the seller under the repurchase agreement defaults, the funds may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization of the collateral by the funds may be delayed or limited.

                        *     *     *     *     *     *

PORTFOLIO TURNOVER - Portfolio changes will be made without regard to the length of time particular investments may have been held. Short-term trading profits are not the funds' objective and changes in its investments are generally accomplished gradually, though short-term transactions may occasionally be made. High portfolio turnover (100% or more) involves correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions, and may result in the realization of net capital gains, which are taxable when distributed to shareholders.


Fixed-income securities are generally traded on a net basis and usually neither brokerage commissions nor transfer taxes are involved, although the price usually includes a profit to the dealer.


A fund's portfolio turnover rate would equal 100% if each security in the fund's portfolio was replaced once per year. See "Financial Highlights" in the prospectus for the funds' annual portfolio turnover for each of the last five fiscal periods.


                FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES - The Trust has adopted the following fundamental policies and investment restrictions which may not be changed without approval by holders of a majority of its outstanding shares. Such majority is defined in the Investment Company Act of 1940 ("1940 Act") as the vote of the lesser of (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities. All percentage limitations are considered at the time securities are purchased and are based on the fund's net assets unless otherwise indicated. None of the following investment restrictions involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition by the fund.


1. A fund may not invest in a security if, as a result of such investment, more than 25% of its total assets would be invested in the securities of issuers in any particular industry, except that the restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (or repurchase agreements with respect thereto).


                              Endowments - Page 8

2. A fund may not make loans, but this limitation does not apply (i) to purchases of debt securities, loan participations, or the entry into of repurchase agreements, or (ii) to loans of portfolio securities if, as a result, no more than 33 1/3% of a fund's total assets would be on loan to third parties.

3. A fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (this shall not prevent the funds from investing in securities or other instruments backed by real estate, or the securities of companies engaged in the real estate business).

4. A fund may not purchase or sell commodities or commodities contracts. This restriction shall not prohibit the funds, subject to restrictions described in the funds' prospectus and statement of additional information, from purchasing, selling or entering into futures contracts options on futures contracts, foreign currency forward contracts, foreign currency options, or any interest rate, securities-related or foreign currency-related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with applicable provisions of the federal securities and commodities laws.

5. A fund may not issue senior securities, except as permitted under the Investment Company Act of 1940, as amended.

6. A fund may not borrow money, except temporarily for extraordinary or emergency purposes, in an amount not exceeding 5% of its total assets at the time of such borrowing.

7. A fund may not, with respect to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer, or acquire more than 10% of the voting securities of any one issuer. These limitations do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

8. A fund may not engage in the business of underwriting securities of other issuers, except to the extent that a fund may be deemed an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.

The following investment policies of the funds and all other policies described in the funds' prospectus and this statement of additional information are considered non-fundamental and may be changed at any time with the approval of the funds' board of trustees. The following non-fundamental policies apply to both funds:


1. The funds may not invest in other companies for the purpose of exercising control or management.

2.   The funds may not purchase puts or calls.

3. The funds may not invest in securities of other investment companies, except as permitted by the Investment Company Act of 1940, as amended.

The following non-fundamental policy applies to the Growth and Income Portfolio only:


1. The fund may not invest more than 10% of its total assets in securities that are not readily marketable.


                              Endowments - Page 9

The following non-fundamental policy applies to the Bond Portfolio only:


1. The fund may not invest more than 15% of its total assets in securities that are not readily marketable.

Restricted securities are treated as not readily marketable by the funds, with the exception of those securities that have been determined to be liquid pursuant to procedures adopted by the funds' board of trustees.


                      TRUST ORGANIZATION AND VOTING RIGHTS

Endowments, Inc., the predecessor to the Growth and Income Portfolio, was organized as a Delaware corporation in 1969; Bond Portfolio for Endowments, Inc., the predecessor to the Bond Portfolio, was organized as a Delaware corporation in 1970. Endowments, Inc. and Bond Portfolio for Endowments, Inc. were reorganized as two separate series of Endowments, a Delaware business trust which is a registered, open-end, diversified management investment company organized on May 14, 1998. The two separate series are called Growth and Income Portfolio and Bond Portfolio. On July 31, 1998, all assets of Endowments, Inc. and Bond Portfolio for Endowments, Inc. were transferred to Growth and Income Portfolio and Bond Portfolio, respectively. As a result, certain financial and other information appearing in the prospectus and statement of additional information reflect the operations of these predecessor entities through the date of the reorganization.


All fund operations are supervised by the funds' Board of Trustees which meets periodically and performs duties required by applicable state and federal laws. The funds do not hold annual meetings of shareholders. However, significant matters which require shareholder approval, such as certain elections of board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned. At the request of the holders of at least 10% of the shares of either fund, that fund will hold a meeting at which any member of the board could be removed by a majority vote.


As of September 1, 2001, the following shareholders owned 5% or more of the funds' outstanding shares:


GROWTH AND INCOME PORTFOLIO

                                                                  PERCENTAGE
                                                       SHARES         OF
                  NAME AND ADDRESS                      OWNED     SHARES OWNED
-------------------------------------------------------------------------------
California Institute for the Arts
24700 McBean Parkway                                   620,902       13.4%
Valencia, CA 91355
-------------------------------------------------------------------------------
Citizens' Scholarship of America
1505 Riverview Road
P.O. Box 297                                           506,859       10.9%
St. Peter, MN 56082
-------------------------------------------------------------------------------
Hudson Institute
5395 Emerson Way
P.O. Box 26919                                         288,531        6.2%
Indianapolis, IN 46226
-------------------------------------------------------------------------------



                              Endowments - Page 10

BOND PORTFOLIO

                                                                  PERCENTAGE
                                                       SHARES         OF
                  NAME AND ADDRESS                      OWNED     SHARES OWNED
-------------------------------------------------------------------------------
California Institute for the Arts
24700 McBean Parkway                                   390,317       14.0%
Valencia, CA 91355
-------------------------------------------------------------------------------
CGTC Agent
PIM 1494-00/1495-00
Capital Guardian Trust Company
333 South Hope Street, Fl. 34                          176,823        6.3%
Los Angeles, CA  90071
-------------------------------------------------------------------------------
CGTC Agent
PIM 1551-00
Capital Guardian Trust Company
333 South Hope Street, Fl. 34                          146,525        5.3%
Los Angeles, CA  90071
-------------------------------------------------------------------------------
Citizens' Scholarship of America
1505 Riverview Road
P.O. Box 297                                           240,173        8.6%
St. Peter, MN 56082
-------------------------------------------------------------------------------
Hudson Institute
5395 Emerson Way
P.O. Box 26919                                         239,808        8.6%
Indianapolis, IN 46226
-------------------------------------------------------------------------------


Shareholder inquiries may be made in writing to Endowments, One Market, Steuart Tower, Suite 1800, P.O. Box 7650, San Francisco, CA 94120 or by calling 415/393-7105.


                              Endowments - Page 11

                           FUND TRUSTEES AND OFFICERS

                       Trustees and Trustee Compensation



                                                                                            TOTAL COMPENSATION        TOTAL NUMBER
                                                                                        FROM ALL FUNDS MANAGED BY       OF FUND
                                                                                           CAPITAL RESEARCH AND          BOARDS
                               POSITION                                                     MANAGEMENT COMPANY          ON WHICH
                                 WITH              PRINCIPAL OCCUPATION(S) DURING      OR ITS AFFILIATES/1/ FOR THE     TRUSTEE
NAME, ADDRESS AND AGE         REGISTRANT                    PAST 5 YEARS                 YEAR ENDED JULY 31, 2001      SERVES/1/
-----------------------------------------------------------------------------------------------------------------------------------
 +Robert B. Egelston     Trustee                 Senior Partner, The Capital Group                  none                   1
 333 South Hope                                  Partners L.P.; former Chairman of
 Street                                          the Board, The Capital Group
 Los Angeles, CA                                 Companies, Inc.
 90071
 Age: 70
-----------------------------------------------------------------------------------------------------------------------------------
 +Frank L. Ellsworth     President and           Vice President, Capital Research                   none                   1
 333 South Hope          Trustee                 and Management Company; former
 Street                                          President, Independent Colleges of
 Los Angeles, CA                                 Southern California
 90071
 Age: 58
-----------------------------------------------------------------------------------------------------------------------------------
 Steven D. Lavine        Trustee                 President, California Institute of                 none                   1
 24700 McBean Parkway                            the Arts
 Valencia, CA 91355
 Age: 54
-----------------------------------------------------------------------------------------------------------------------------------
 Joseph M. Lumarda       Trustee                 Executive Vice President of                        none                   1
 California Community                            External Relations, California
 Foundation                                      Community Foundation
 445 South Figueroa
 Street
 Suite 3400
 Los Angeles, CA
 90071
 Age: 41
-----------------------------------------------------------------------------------------------------------------------------------
 Patricia A. McBride     Trustee                 Chief Financial Officer, Cosmetic                  none                   1
 4933 Mangold Circle                             and Maxillofacial Surgery Center
 Dallas, TX 75229
 Age: 58
-----------------------------------------------------------------------------------------------------------------------------------
 Gail L. Neale           Trustee                 President, The Lovejoy Consulting               $96,500                   5
 The Lovejoy                                     Group, Inc.; former Executive Vice
 Consulting Group                                President, Salzburg Seminar
 154 Prospect Parkway
 Burlington, VT 05401
 Age: 66
-----------------------------------------------------------------------------------------------------------------------------------
 +Robert G. O'Donnell    Chairman of the         Senior Vice President and Director,                None                   3
 P.O. Box 7650           Board                   Capital Research and Management
 San Francisco, CA                               Company
 94120
 Age: 57
-----------------------------------------------------------------------------------------------------------------------------------
 +Thomas E. Terry        Trustee                 Consultant; former Vice President                  None                   1
 333 South Hope                                  and Secretary, Capital Research and
 Street                                          Management Company (retired 1994)
 Los Angeles, CA
 90071
 Age: 63
-----------------------------------------------------------------------------------------------------------------------------------
 Robert C. Ziebarth      Trustee                 Management Consultant, Ziebarth                    None                   1
 P.O. Box 2156                                   Company
 Ketchum, ID 83340
 Age: 65
-----------------------------------------------------------------------------------------------------------------------------------





                              Endowments - Page 12

+ "Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the funds' Investment Adviser, Capital Research and Management Company, or the parent company of the Investment Adviser, The Capital Group Companies, Inc.


1 Capital Research and Management Company manages The American Funds Group consisting of 29 funds: AMCAP Fund, Inc., American Balanced Fund, Inc., American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., The Cash Management Trust of America, Capital Income Builder, Inc., Capital World Growth and Income Fund, Inc., Capital World Bond Fund, Inc., EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America, Inc., Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., New World Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland, The Tax-Exempt Fund of Virginia, The Tax-Exempt Money Fund of America, The U. S. Treasury Money Fund of America, U.S. Government Securities Fund and Washington Mutual Investors Fund, Inc. Capital Research and Management Company also manages American Funds Insurance Series and Anchor Pathway Fund, which serve as the underlying investment vehicle for certain variable insurance contracts; and Endowments, whose shareholders are limited to (i) any entity exempt from taxation under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended ("501(c)(3) organization"); (ii) any trust, the present or future beneficiary of which is a 501(c)(3) organization, and (iii) any other entity formed for the primary purpose of benefiting a 501(c)(3) organization. An affiliate of Capital Research and Management Company, Capital International, Inc., manages Emerging Markets Growth Fund, Inc.


                              Endowments - Page 13

                                 OTHER OFFICERS
*


                                  POSITION(S)          PRINCIPAL OCCUPATION(S)
   NAME AND ADDRESS     AGE     WITH REGISTRANT                DURING
----------------------------------------------------        PAST 5 YEARS
                                                    -----------------------------
Robert G. O'Donnell
(see above)
---------------------------------------------------------------------------------
Frank L. Ellsworth
(see above)
---------------------------------------------------------------------------------
Abner D. Goldstine      71   Senior Vice President  Senior Vice President and
11100 Santa Monica                                  Director, Capital Research
Blvd.                                               and Management Company
Los Angeles, CA 90025
---------------------------------------------------------------------------------
Claudia P. Huntington   49   Senior Vice President  Senior Vice President,
333 South Hope Street                               Capital Research and
Los Angeles, CA 90071                               Management Company
---------------------------------------------------------------------------------
John H. Smet            45   Senior Vice President  Senior Vice President,
11100 Santa Monica                                  Capital Research and
Blvd.                                               Management Company
Los Angeles, CA 90025
---------------------------------------------------------------------------------
Gregory D. Johnson      38   Vice President         Vice President and Director,
333 South Hope Street                               Capital Research Company *
Los Angeles, CA 90071
---------------------------------------------------------------------------------
Patrick F. Quan         43   Vice President and     Vice President, Fund Business
P.O. Box 7650                Secretary              Management Group, Capital
San Francisco, CA                                   Research and Management
94120                                               Company
---------------------------------------------------------------------------------
Krista L. Johnson       36   Assistant Vice         Assistant Vice President,
333 South Hope Street        President              Fund Business Management
Los Angeles, CA 90071                               Group, Capital Research and
                                                    Management Company
---------------------------------------------------------------------------------
Susi M. Silverman       31   Treasurer              Vice President, Fund Business
135 South State                                     Management Group, Capital
College Blvd.                                       Research and Management
Brea, CA 92821                                      Company
---------------------------------------------------------------------------------
Anthony W. Hynes, Jr.   38   Assistant Treasurer    Vice President, Fund Business
135 South State                                     Management Group, Capital
College Blvd.                                       Research and Management
Brea, CA 92821                                      Company
---------------------------------------------------------------------------------




* Affiliate of Capital Research and Management Company

All of the officers listed are officers or employees of the investment adviser or affiliated companies. The Trust does not pay any salaries or fees to its trustees or officers. No pension or retirement benefits are accrued as part of fund expenses. However, the Trust reimburses certain expenses of the trustees who are not affiliated with the investment adviser.


All of the Trustees serve or have served on boards of tax-exempt 501(c)(3) organizations and have had experience in dealing with the administrative and financial needs of these institutions as indicated:


Robert B. Egelston - California Institute of the Arts, Claremont University Center, Los Angeles Festival, The Los Angeles Philharmonic Association, The Music Center of Los Angeles County, The Wharton School of Finance and Commerce, University of Pennsylvania; Frank L. Ellsworth - -


                              Endowments - Page 14

Claremont University Center, English Village, Seattle, Foundation for Independent Higher Education, Global Partners, Canada, Graphic Arts Counsel--Los Angeles County Museum of Art, Independent Colleges of Southern California, Inc., The Japanese-American National Museum, Japanese Foundation of International Education, The Los Angeles Dance Center, Pitzer College, Southwestern University School of Law; Steven D. Lavine - American Council on the Arts, Asia Society California Center, Cultural Policy Network Project of the Center for Arts and Culture, KCET Public Broadcasting, KCRW-FM National Public Radio, Los Angeles County Museum of Art, Los Angeles Philharmonic Association, The Music Center Operating Company, The Music Center of Los Angeles County; Joseph M. Lumarda - Asian Americans and Pacific Islanders in Philanthropy, Saint Joseph Healthcare Foundation; Patricia A. McBride - Commemara Conservancy Foundation, Dallas Museum of Art League, Dallas Symphony Orchestra Association, Dallas Symphony Orchestra League, Dallas Women's Foundation, Girl Scout Council, Inc., Eugene and Margaret McDermott Art Fund, St. Mark's School of Texas, Southwest Museum of Science and Technology; Gail L. Neale - Circus Smirkus, Concern for Dying, The Flynn Theater, The Frances Clark Center for Keyboard Pedagogy, National Advisory Council, Hampshire College, The JL Foundation, Shelburne Farms, The United Way, The Vera Institute of Justice; Robert G. O'Donnell - University of California, Berkeley Foundation, Library Advisory Board, University of California, Berkeley, Phi Beta Kappa Association of Northern California, Audit Committee, Town of Atherton, California; Thomas E. Terry - Academy of Arts and Sciences, Citizens' Scholarship Foundation of America, Edgewood High School, Elvehjem Museum of Art, Ketchum YMCA, Madison Community Foundation, Madison Opera, Inc., National Football Scholarship Foundation, Ten Chimneys Foundation, Waisman Center--University of Wisconsin; Robert C. Ziebarth - Chicago Maternity
Center, Choate School, Foundation for Reproductive Research & Education,
Latin School of Chicago, National Association of Independent Schools,
Naval Historical Foundation, Northwestern Memorial Hospital.


                                   MANAGEMENT

INVESTMENT ADVISER - The Investment Adviser, Capital Research and Management Company, founded in 1931, maintains research facilities in the U.S. and abroad (Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Hong Kong, Singapore and Tokyo), with a staff of professionals, many of whom have a number of years of investment experience. The Investment Adviser is located at 333 South Hope Street, Los Angeles, CA 90071, and at 135 South State College Boulevard, Brea, CA 92821. The Investment Adviser's research professionals travel several million miles a year, making more than 5,000 research visits in more than 50 countries around the world. The Investment Adviser believes that it is able to attract and retain quality personnel. The Investment Adviser is a wholly owned subsidiary of The Capital Group Companies, Inc.


The Investment Adviser is responsible for managing more than $350 billion of stocks, bonds and money market instruments and serves over 11 million shareholder accounts of all types throughout the world. These investors include privately owned businesses and large corporations as well as schools, colleges, foundations and other non-profit and tax-exempt organizations.


INVESTMENT ADVISORY AND SERVICE AGREEMENT - The Investment Advisory and Service Agreements (the "Agreements") between the funds and the Investment Adviser will continue in


                              Endowments - Page 15
effect until July 27, 2002, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (i) the Board of Trustees, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (ii) the vote of a majority of Trustees who are not parties to the Agreements or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreements provide that the Investment Adviser has no liability to the funds for its acts or omissions in the performance of its obligations to the funds not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreements. The Agreements also provide that either party has the right to terminate them, without penalty, upon 60 days' written notice to the other party, and that the Agreements automatically terminate in the event of their assignment (as defined in the 1940 Act).


The Investment Adviser, in addition to providing investment advisory services, furnishes the services and pays the compensation and travel expenses of persons to perform the executive, administrative, clerical and bookkeeping functions of the funds, and provides suitable office space, necessary small office equipment and utilities, general purpose accounting forms, supplies, and postage used at the offices of the funds. The funds pay all expenses not assumed by the Investment Adviser, including, but not limited to, custodian, stock transfer and dividend disbursing fees and expenses; costs of the designing, printing and mailing of reports, prospectuses, proxy statements, and notices to its shareholders; taxes; expenses of the issuance and redemption of shares of the funds (including stock certificates, registration and qualification fees and expenses); legal and auditing expenses; compensation, fees and expenses paid to trustees unaffiliated with the Investment Adviser; association dues; and costs of stationery and forms prepared exclusively for the funds.


The Investment Adviser receives a management fee at the annual rates of 1/2 of 1% of the funds' average daily net assets up to $150,000,000 and 4/10 of 1% of the portion of such average daily net assets over $150,000,000.


The Agreements provide for a management fee reduction to the extent that each fund's annual ordinary operating expenses exceed 0.75% of the average net assets of the fund. Expenses which are not subject to this limitation are interest, taxes, and extraordinary expenses. Expenditures, including costs incurred in connection with the purchase or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, are accounted for as capital items and not as expenses. For the fiscal years ended 2001, 2000, and 1999, the Investment Adviser received advisory fees from Growth and Income Portfolio of $280,558, $246,200, and $236,741, respectively, before the fee reduction of $17,655 for the fiscal year 1999; no fee reductions were required for the fiscal years ended 2001 and 2000. For the fiscal years ended 2001, 2000, and 1999, the Investment Adviser received advisory fees from Bond Portfolio of $197,051, $158,602, and $148,454, before fee reductions of $14,904, $34,637 and $60,812, respectively.


                            TAXES AND DISTRIBUTIONS

FUND TAXATION - Each fund has elected to be treated as a regulated investment company under Subchapter M of the Code. A regulated investment company qualifying under Subchapter M of the Code is required to distribute to its shareholders at least 90% of its investment company taxable income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually


                              Endowments - Page 16

100% of its investment company taxable income and net realized capital gains in the manner required under the Code. Each fund intends to distribute annually all of its investment company taxable income and net realized capital gains and therefore does not expect to pay federal income tax, although in certain circumstances each fund may determine that it is in the interest of shareholders to distribute less than that amount.


To be treated as a regulated investment company under Subchapter M of the Code, each fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of each fund's assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation generally limited, in respect of any one issuer, to an amount not greater than 5% of the market value of each fund's assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies), or two or more issuers which each fund controls and which are determined to be engaged in the same or similar trades or businesses.


Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income) for the calendar year, (ii) 98% of capital gain (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year), and
(iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts actually distributed by each fund from its current year's ordinary income and capital gain net income and (ii) any amount on which each fund pays income tax during the periods described above. Although each fund intends to distribute its net investment income and net capital gains so as to avoid excise tax liability, each fund may determine that it is the interest of shareholders to distribute a lesser amount.


DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS - Dividends and capital gain distributions on fund shares will be reinvested in shares of the funds, unless shareholders indicate in writing that they wish to receive them in cash or in shares of other American Funds, as provided in the prospectus.


Distributions of investment company taxable income and net realized capital gains to individual shareholders will be taxable whether received in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of that share on the reinvestment date.


                              Endowments - Page 17

     DIVIDENDS - Each fund intends to follow the practice of distributing substantially all of its investment company taxable income, which includes any excess of net realized short-term gains over net realized long-term capital losses. Investment company taxable income generally includes dividends, interest, net short-term capital gains in excess of net long-term capital losses, and certain foreign currency gains, if any, less expenses and certain foreign currency losses.

     Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the funds accrue receivables or liabilities denominated in a foreign currency and the time the funds actually collect such receivables, or pay such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of the funds' investment company taxable income to be distributed to its shareholders as ordinary income.


     If the funds invest in stock of certain passive foreign investment companies, the funds may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the funds' holding period for the stock. The distribution or gain so allocated to any taxable year of the funds, other than the taxable year of the excess distribution or disposition, would be taxed to the funds at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the funds' investment company taxable income and, accordingly, would not be taxable to the funds to the extent distributed by the funds as a dividend to its shareholders.


     To avoid such tax and interest, the funds intend to elect to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time. Under this election, deductions for losses are allowable only to the extent of any prior recognized gains, and both gains and losses will be treated as ordinary income or loss. The funds will be required to distribute any resulting income, even though they have not sold the security and received cash to pay such distributions. Upon disposition of these securities, any gain recognized is treated as ordinary income and loss is treated as ordinary loss to the extent of any prior recognized gain.


     Dividends from domestic corporations are expected to comprise some portion of the funds' gross income. To the extent that such dividends constitute any of the funds' gross income, a portion of the income distributions of the funds will be eligible for the deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent that either the fund shares, or the underlying shares of stock held by the funds, with respect to which dividends are received, are treated as debt-financed under federal income tax law and is eliminated if the shares are deemed to have been held by the shareholder or the fund, as the case may be, for less than 46 days during the 90-day period beginning on the


                              Endowments - Page 18
     date which is 45 days before the date on which the shares become ex-dividend. Capital gain distributions are not eligible for the dividends-received deduction.


     A portion of the difference between the issue price of zero coupon securities and their face value ("original issue discount") is considered to be income to the funds each year, even though the funds will not receive cash interest payments from these securities. This original issue discount (imputed income) will comprise a part of the investment company taxable income of the funds which must be distributed to shareholders in order to maintain the qualification of the funds as regulated investment companies and to avoid federal income taxation at the level of the fund.


     In addition, some of the bonds may be purchased by a fund at a discount that exceeds the original issue discount on such bonds, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any bond having market discount generally will be treated as taxable ordinary income to the extent it does not exceed the accrued market discount on such bond (unless a fund elects to include market discount in income in tax years to which it is attributable). Generally, market discount accrues on a daily basis for each day the bond is held by a fund on a straight-line basis over the time remaining to the bond's maturity. In the case of any debt security having a fixed maturity date of not more than one year from its date of issue, the gain realized on disposition generally will be treated as short-term capital gain. In general, any gain realized on disposition of a security held less than one year is treated as short-term capital gain.


     Dividend and interest income received by the funds from sources outside the U.S. may be subject to withholding and other taxes imposed by such foreign jurisdictions. Tax conventions between certain countries and the U.S. may reduce or eliminate these foreign taxes, however. Most foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.


     CAPITAL GAIN DISTRIBUTIONS - The funds also intend to follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. Net capital gains for a fiscal year are computed by taking into account any capital loss carry-forward of the fund.

     If any net long-term capital gains in excess of net short-term capital losses are retained by the funds for reinvestment, requiring federal income taxes to be paid thereon by the funds, the funds intend to elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term capital gains taxable to individual shareholders at a maximum 20% capital gains rate, will be able to claim a pro rata share of federal income taxes paid by the funds on such gains as a credit against personal federal income tax liability, and will be entitled to increase the adjusted tax basis on fund shares by the difference between a pro rata share of the retained gains and their related tax credit.


SHAREHOLDER TAXATION - In January of each year individual shareholders of the funds will receive a statement of the federal income tax status of all distributions. Shareholders of the funds also may be subject to state and local taxes on distributions received from the funds. Distributions of the excess of net long-term capital gains over net short-term capital losses which the funds properly designate as "capital gain dividends" generally will be taxable to individual shareholders


                              Endowments - Page 19
at a maximum 20% capital gains rate, regardless of the length of time the shares of the funds have been held by such shareholders. Any loss realized upon the redemption of shares held at the time of redemption for six months or less from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period.


Distributions by the funds result in a reduction in the net asset value of the funds' shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of investment capital. For this reason, investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of investment capital upon the distribution, which will nevertheless be taxable to them.


Redemptions of shares, including exchanges for shares of an American Fund, may result in federal, state and local tax consequences (gain or loss) to the shareholder. However, conversion from one class to another class in the same fund should not be a taxable event.


If a shareholder exchanges or otherwise disposes of shares of the funds within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge for shares of the funds, or of a different fund, the sales charge previously incurred in acquiring the funds' shares will not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purposes of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other funds. Also, any loss realized on a redemption or exchange of shares of the funds will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.


Each fund will be required to report to the IRS all distributions of investment company taxable income and capital gains as well as gross proceeds from the redemption or exchange of fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of investment company taxable income and capital gains and proceeds from the redemption or exchange of a regulated investment company may be subject to withholding of federal income tax in the case of non-exempt U.S. shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if the funds are notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.


The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the funds, including the possibility that such a


                              Endowments - Page 20
shareholder may be subject to a U.S. withholding tax at a rate of 30% (or a lower rate under an applicable income tax treaty) on dividend income received by the shareholder.


Shareholders should consult their tax advisers about the application of federal, state and local tax law in light of their particular situation.


                               PURCHASE OF SHARES

The purchase of shares may be paid in cash or in a like value of acceptable securities. Such securities will (i) be acquired for investment and not for resale; (ii) be liquid securities which are not restricted as to transfer either by law or liquidity of market; and (iii) have a value which is readily ascertainable.

                                PRICE OF SHARES

Shares are purchased or sold at the net asset value price next determined after the purchase or sell order is received and accepted by the funds or the Transfer Agent; the net asset value price is effective for orders received prior to the time of determination of the net asset value.


Orders received by the Transfer Agent or the funds after the time of the determination of the net asset value will be entered at the next calculated net asset value. Prices which appear in the newspaper do not always indicate prices at which you will be purchasing and redeeming shares of the funds, since such prices generally reflect the previous day's closing price whereas purchases and redemptions are made at the next calculated price. The price you pay for shares is based on the net asset value per share which is calculated once daily as of approximately 4:00 p.m. New York time, which is the normal close of trading on the New York Stock Exchange each day the Exchange is open. If, for example, the Exchange closes at 1:00 p.m., the fund's share price would still be determined as of 4:00 p.m. New York time. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.


All portfolio securities of funds managed by Capital Research and Management Company (other than money market funds) are valued, and the net asset value per share is determined as follows:


1. Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the Investment Adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the Investment Adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type.

Short-term securities maturing within 60 days are valued at amortized cost which approximates market value.


                              Endowments - Page 21

Assets or liabilities initially expressed in terms of non-U.S. currencies are translated prior to the next determination of the net asset value of the fund's shares into U.S. dollars at the prevailing market rates.


Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the funds' Board. The fair value of all other assets is added to the value of securities to arrive at the total assets;


2. Liabilities, including accruals of taxes and other expense items, are deducted from total assets; and

3. Net assets so obtained are then divided by the total number of shares outstanding, and the result, rounded to the nearer cent, is the net asset value per share.

Any purchase order may be rejected by the funds.


                                 SELLING SHARES

For redemption requests received after the close of trading on the New York Stock Exchange, the redemption price will be the net asset value determined as of the close of trading on the next business day of the New York Stock Exchange. There is no charge to the shareholder for redemption. Payment in cash or in kind is made as soon as reasonably practicable after tender in proper form (as described above), and must, in any event, be made within seven days thereafter. Either fund may, however, suspend the right of redemption during any period when: (a) trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission or such exchange is closed for other than weekends or holidays; (b) the Securities and Exchange Commission has by order permitted such suspension; or (c) any emergency as determined by the Securities and Exchange Commission exists, making disposal of portfolio securities or valuation of net assets of the funds not reasonably practicable.


Although they would not normally do so, the funds have the right to pay the redemption price in whole or in part in portfolio securities as selected by the board of trustees, taken at their value as used in determining net asset value for purposes of computing the redemption price. A shareholder that redeems fund shares, and is given by the fund a proportionate amount of the fund's portfolio securities in lieu of cash, may incur brokerage commissions in the event of a sale of the securities through a broker.


                      EXECUTION OF PORTFOLIO TRANSACTIONS

The Investment Adviser places orders for the funds' portfolio securities transactions. The Investment Adviser strives to obtain the best available prices in its portfolio transactions taking into account the costs and quality of executions. When, in the opinion of the Investment Adviser, two or more brokers (either directly or through their correspondent clearing agents) are in a position to obtain the best price and execution, preference may be given to brokers who have provided investment research, statistical, or other related services to the Investment Adviser. The funds do not consider that they have an obligation to obtain the lowest available commission rate to the exclusion of price, service and qualitative considerations.


There are occasions on which portfolio transactions for the funds may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the


                              Endowments - Page 22

Investment Adviser, or for trusts or other accounts served by affiliated companies of the Investment Adviser. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the funds, they are effected only when the Investment Adviser believes that to do so is in the interest of the funds. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner. The funds will not pay a mark-up for research in principal transactions.


Brokerage commissions paid on portfolio transactions for the fiscal years ended 2001, 2000 and 1999, amounted to $73,719, $60,671 and $42,424 for Growth and
Income Portfolio, respectively. There are no brokerage commissions paid on portfolio transactions for Bond Portfolio.


The funds are required to disclose information regarding investments in the securities of broker-dealers (or parents of broker-dealers that derive more than 15% of their revenue from broker-dealer activities) which have certain relationships with the funds. During the last fiscal year, J.P. Morgan Chase & Co. and UBS Warburg were among the top 10 dealers that received the largest amount of brokerage commissions and/or that acted as principals in portfolio transactions for Growth and Income Portfolio and Bond Portfolio. Growth and Income Portfolio held equity securities of J.P. Morgan Chase & Co. in the amount of $433,000 as of the close of its most recent fiscal year; Bond Portfolio held debt securities of UBS AG in the amount of $139,000 as of the close of its most recent fiscal year.


                              GENERAL INFORMATION

CUSTODIAN OF ASSETS - Securities and cash owned by the funds, including proceeds from the sale of shares of the funds and of securities in the funds' portfolio, are held by The Chase Manhattan Bank, 270 Park Avenue, New York, NY 10017-2070, as Custodian. If the fund holds non-U.S. securities, the Custodian may hold these securities pursuant to sub-custodial arrangements in non-U.S. banks or non-U.S. branches of U.S. banks.


TRANSFER AGENT - American Funds Service Company, a wholly owned subsidiary of the Investment Adviser, maintains the records of each shareholder's account, processes purchases and redemptions of the funds' shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. American Funds Service Company was paid a fee of $27,560 for Growth and Income Portfolio and $27,517 for Bond Portfolio for the 2001 fiscal year.


INDEPENDENT AUDITORS - Deloitte & Touche LLP, located at Two California Plaza, 350 South Grand Avenue, Los Angeles, CA 90071, serves as the Trust's independent auditors providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and Exchange Commission. The financial statements included in this Statement of Additional Information from the Annual Report have been so included in reliance on the report of Deloitte & Touche LLP, independent auditors, given on the authority of said firm as experts in accounting and auditing. The selection of the funds' independent auditors is reviewed and determined annually by the Board of Trustees.


PROSPECTUSES, REPORTS TO SHAREHOLDERS AND PROXY STATEMENTS - The funds' fiscal year ends on July 31. Shareholders are provided updated prospectuses annually and at least semiannually with reports showing the investment portfolio, financial statements and other information. The funds' annual financial statements are audited by the funds' independent auditors, Deloitte & Touche LLP. In addition, shareholders may also receive proxy statements for the funds. In an


                              Endowments - Page 23
effort to reduce the volume of mail shareholders receive from the funds when a household owns more than one account, the Transfer Agent has taken steps to eliminate duplicate mailings of prospectuses, shareholder reports and proxy statements. To receive additional copies of a prospectus, report or proxy statement, shareholders should contact the Transfer Agent.


PERSONAL INVESTING POLICY - The funds, Capital Research and Management Company and its affiliated companies, have adopted codes of ethics which allow for personal investments, including securities in which the funds may invest from time to time. This policy includes: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.


                   INVESTMENT RESULTS AND RELATED STATISTICS

Growth and Income Portfolio's yield was 1.86% and Bond Portfolio's yield was 5.90% based on a 30-day (or one month) period ended July 31, 2001, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:


     YIELD = 2[( a-b/cd + 1)/6/ -1]

     Where:  a   = dividends and interest earned during the period.

             b   = expenses accrued for the period (net of reimbursements).

             c   = the average daily number of shares outstanding during the period that were entitled to receive dividends.

             d   = the maximum offering price per share on the last day of the period. (Growth and Income Portfolio and Bond Portfolio do not have a sales charge.)

The funds may also calculate a distribution rate on a taxable and tax equivalent basis. The distribution rate is computed by dividing the dividends paid by the fund over the last 12 months by the sum of the month-end net asset value and the capital gains paid over the last 12 months. The distribution rate may differ from the yield.


Growth and Income Portfolio's one year total return and average annual total return for the five- and ten-year periods ended on July 31, 2001 was +18.23%, +15.32% and +13.62%, respectively. Bond Portfolio's one year total return and average annual total return for the five- and ten-year periods ended on July 31, 2001 was +12.67%, +7.34% and +7.89%, respectively.


The average total return ("T") is computed by equating the value at the end of the period ("ERV") with a hypothetical initial investment of $1,000 ("P") over a period of years ("n") according to the following formula as required by the Securities and Exchange Commission: P(1+T)/n/ = ERV.


                              Endowments - Page 24

In calculating average annual total return, the funds assume: (1) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the Board; and (2) a complete redemption at the end of any period illustrated. In addition, the funds will provide lifetime average total return figures.


Total returns may be calculated over periods in addition to those described above. Total return for the unmanaged indices will be calculated assuming reinvestment of dividends and interest, but will not reflect any deductions for advisory fees, brokerage costs or administrative expenses.


The funds may include information on their investment results and/or comparisons of their investment results to various unmanaged indices (such as the Dow Jones Average of 30 Industrial Stocks and the Standard and Poor's 500 Composite Stock Index) or results of other mutual funds or investment or savings vehicles in advertisements or in reports furnished to present or prospective shareholders.



The funds may refer to results and surveys compiled by organizations such as CDA/ Wiesenberger, Ibbotson Associates, Lipper Analytical Services, Morningstar, Inc., and by the U.S. Department of Commerce. Additionally, the funds may refer to results published in various newspapers and periodicals, including Barron's, Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance Magazine, Money, U.S. News and World Report and The Wall Street Journal.


The funds may illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans.


The funds may compare their investment results with the Consumer Price Index, which is a measure of the average change in prices over time in a fixed market basket of goods and services (e.g. food, clothing, and fuels, transportation, and other goods and services that people buy for day-to-day living).


                              Endowments - Page 25

ENDOWMENTS - GROWTH AND INCOME PORTFOLIO
Investment Portfolio July 31, 2001

INDUSTRY DIVERSIFICATION                                                Percent of Net Assets

EQUITY SECURITIES
Banks                                                                                   5.89%
Pharmaceuticals                                                                           5.44
Insurance                                                                                 5.42
Electric Utilities                                                                        5.33
Food Products                                                                             3.72
Oil & Gas                                                                                 3.63
Multiline Retail                                                                          3.60
Machinery                                                                                 3.53
Diversified Telecommunication Services                                                    3.28
Communications Equipment                                                                  2.85
Specialty Retail                                                                          2.62
Media                                                                                     2.60
Computers & Peripherals                                                                   2.52
Diversified Financials                                                                    2.40
Aerospace & Defense                                                                       2.38
Semiconductor Equipment & Products                                                        2.10
Food & Drug Retailing                                                                     2.04
Commercial Services & Supplies                                                            2.03
Paper & Forest Products                                                                   1.79
Hotels, Restaurants & Leisure                                                             1.75
Tobacco                                                                                   1.72
Chemicals                                                                                 1.44
Health Care Providers & Services                                                          1.38
Auto Components                                                                           1.37
Personal Products                                                                         1.30
Health Care Equipment & Supplies                                                          1.25
Real Estate                                                                               1.25
Trading Companies & Distributors                                                          0.81
Beverages                                                                                 0.77
Household Products                                                                        0.70
Textiles & Apparel                                                                        0.58
Software                                                                                  0.39
Wireless Telecommunication Services                                                       0.34
Electrical Equipment                                                                      0.17
                                                                                         78.39

Equity securities in initial period of acquisition                                        2.83

Short-term securities                                                                    19.79

Excess of payables over cash and receivables                                              1.01

Net Assets                                                                            100.00%


                               Percent of
Ten Largest Holdings           Net Assets

Bristol-Myers Squibb                2.28%
Texas Instruments                    2.10
Wells Fargo                          1.89
J.C. Penney                          1.87
Philip Morris                        1.72
Texaco                               1.71
Bank of America                      1.57
AT&T                                 1.49
Albertson's                          1.34
Verizon Communications               1.33


                                                                       Shares or                Percent
                                                                       Principal        Market   of Net
EQUITY SECURITIES                                                   Amount (000)         Value   Assets

Banks  -  5.89%
Wells Fargo & Co.                                                          25,000   $ 1,151,500    1.89%
Bank of America Corp.                                                      15,000       954,300     1.57
National City Corp.                                                        25,000       803,000     1.32
Fulton Financial Corp.                                                     30,318       673,060     1.11
                                                                                      3,581,860     5.89

Pharmaceuticals  -  5.44%
Bristol-Myers Squibb Co.                                                   24,000     1,389,415     2.28
Schering-Plough Corp.                                                      15,000       585,750      .96
Merck & Co., Inc.                                                           8,000       543,840      .90
Pfizer Inc                                                                 10,000       412,200      .68
Johnson & Johnson                                                           7,000       378,700      .62
                                                                                      3,309,905     5.44

Insurance  -  5.42%
XL Capital Ltd., Class A                                                    8,000       614,000     1.01
Manulife Financial Corp. (Canada)                                          20,000       603,600      .99
Mercury General Corp.                                                      15,000       589,500      .97
Royal & Sun Alliance Insurance                                             80,000       564,427      .93
 Group PLC (United Kingdom)
Jefferson-Pilot Corp.                                                      10,000       475,100      .78
Allstate Corp.                                                             13,000       454,480      .74
                                                                                      3,301,107     5.42

Electric Utilities  -  5.33%
NSTAR                                                                      18,000       769,500     1.27
GPU, Inc.                                                                  20,000       724,800     1.19
Ameren Corp.                                                               15,000       589,350      .97
TXU Corp.                                                                  10,000       465,000      .76
Progress Energy, Inc.                                                      10,000       427,700      .70
FPL Group, Inc.                                                             5,000       270,000      .44
                                                                                      3,246,350     5.33

Food Products  -  3.72%
Wm. Wrigley Jr. Co.                                                        16,000       798,720     1.31
H.J. Heinz Co.                                                             15,000       648,150     1.07
General Mills, Inc.                                                        14,000       615,720     1.01
Sara Lee Corp.                                                             10,000       201,700      .33
                                                                                      2,264,290     3.72

Oil & Gas  -  3.63%
Texaco Inc.                                                                15,000     1,038,750     1.71
Pennzoil-Quaker State Co.                                                  60,000       673,200     1.11
BP PLC (ADR) (United Kingdom)                                              10,000       494,200      .81
                                                                                      2,206,150     3.63

Multiline Retail  -  3.60%
J.C. Penney Co., Inc.                                                      40,000     1,137,600     1.87
Dollar General Corp.                                                       28,250       554,547      .91
May Department Stores Co.                                                  15,000       498,000      .82
                                                                                      2,190,147     3.60

Machinery  -  3.53%
Caterpillar Inc.                                                           10,000       551,000      .91
Parker Hannifin Corp.                                                      10,000       447,000      .73
Ingersoll-Rand Co.                                                         10,000       436,800      .72
Illinois Tool Works Inc.                                                    6,000       378,000      .62
Deere & Co.                                                                 8,000       335,600      .55
                                                                                      2,148,400     3.53

Diversified Telecommunication Services  -  3.28%
AT&T Corp.                                                                 45,000       909,450     1.49
Verizon Communications Inc.                                                15,000       812,250     1.33
Telefonos de Mexico, SA de CV 4.25% convertible                              $220       277,457      .46
 debentures 2004 (Mexico)
                                                                                      1,999,157     3.28

Communications Equipment  -  2.85%
Corning Inc.                                                               39,000       610,740     1.00
Nokia Corp., Class A (ADR) (Finland)                                       28,000       610,680     1.00
Telefonaktiebolaget LM Ericsson,                                           90,000       482,400      .79
  Class B (ADR) (Sweden)
Lucent Technologies Inc.                                                    5,000        33,500      .06
                                                                                      1,737,320     2.85

Specialty Retail  -  2.62%
Gap, Inc.                                                                  25,000       682,750     1.12
Lowe's Companies, Inc.                                                     14,000       534,520      .88
Circuit City Stores, Inc. - Circuit City Group                             20,000       375,000      .62
                                                                                      1,592,270     2.62

Media  -  2.60%
Interpublic Group of Companies, Inc.                                       27,000       738,990     1.21
Gannett Co., Inc.                                                          10,000       670,300     1.10
Walt Disney Co.                                                             6,600       173,910      .29
                                                                                      1,583,200     2.60

Computers & Peripherals  -  2.52%
Hewlett-Packard Co.                                                        30,000       739,800     1.22
Compaq Computer Corp.                                                      35,000       522,900      .86
Dell Computer Corp.  /1/                                                   10,000       269,300      .44
                                                                                      1,532,000     2.52

Diversified Financials  -  2.40%
Freddie Mac                                                                 8,000       547,520      .90
Fannie Mae                                                                  5,800       482,850      .79
J.P. Morgan Chase & Co.                                                    10,000       433,000      .71
                                                                                      1,463,370     2.40

Aerospace & Defense  -  2.38%
Raytheon Co.                                                               25,000       722,000     1.19
Lockheed Martin Corp.                                                      15,000       594,300      .98
Rockwell Collins                                                            6,300       130,410      .21
                                                                                      1,446,710     2.38

Semiconductor Equipment & Products  -  2.10%
Texas Instruments Inc.                                                     37,000     1,276,500     2.10
                                                                                      1,276,500     2.10

Food & Drug Retailing  -  2.04%
Albertson's, Inc.                                                          25,000       818,250     1.34
Walgreen Co.                                                               12,500       421,250      .70
                                                                                      1,239,500     2.04

Commercial Services & Supplies  -  2.03%
Pitney Bowes Inc.                                                          18,000       723,600     1.19
Avery Dennison Corp.                                                       10,000       512,600      .84
                                                                                      1,236,200     2.03

Paper & Forest Products  -  1.79%
International Paper Co.                                                    15,000       612,900     1.01
Weyerhaeuser Co.                                                            8,000       477,840      .78
                                                                                      1,090,740     1.79

Hotels, Restaurants & Leisure  -  1.75%
McDonald's Corp.                                                           25,000       728,500     1.20
Carnival Corp.                                                             10,000       334,000      .55
                                                                                      1,062,500     1.75

Tobacco  -  1.72%
Philip Morris Companies Inc.                                               23,000     1,046,500     1.72
                                                                                      1,046,500     1.72

Chemicals  -  1.44%
PPG Industries, Inc.                                                        8,000       439,600      .72
International Flavors & Fragrances Inc.                                    15,000       436,950      .72
                                                                                        876,550     1.44

Health Care Providers & Services  -  1.38%
Aetna Inc.                                                                 15,000       423,150      .69
Service Corp. International  /1/                                           52,800       417,120      .69
                                                                                        840,270     1.38

Auto Components  -  1.37%
Goodyear Tire & Rubber Co.                                                 15,000       428,700      .71
TRW Inc.                                                                    9,100       402,675      .66
                                                                                        831,375     1.37

Personal Products  -  1.30%
Avon Products, Inc.                                                        17,000       788,630     1.30
                                                                                        788,630     1.30

Health Care Equipment & Supplies  -  1.25%
Becton, Dickinson and Co.                                                  22,000       760,320     1.25
                                                                                        760,320     1.25

Real Estate  -  1.25%
Equity Office Properties Trust                                             15,000       450,300      .74
Boston Properties, Inc.                                                     8,000       308,400      .51
                                                                                        758,700     1.25

Trading Companies & Distributors  -  0.81%
Genuine Parts Co.                                                          15,000       493,800      .81
                                                                                        493,800      .81

Beverages  -  0.77%
PepsiCo, Inc.                                                              10,000       466,300      .77
                                                                                        466,300      .77

Household Products  -  0.70%
Kimberly-Clark Corp.                                                        7,000       425,670      .70
                                                                                        425,670      .70

Textiles & Apparel  -  0.58%
NIKE, Inc., Class B                                                         7,400       351,870      .58
                                                                                        351,870      .58

Software  -  0.39%
Oracle Corp.  /1/                                                          13,000       235,040      .39
                                                                                        235,040      .39

Wireless Telecommunication Services  -  0.34%
AT&T Wireless Services, Inc. /1/                                           11,263       210,506      .34
                                                                                        210,506      .34

Electrical Equipment  -  0.17%
Rockwell Automation                                                         6,300       101,115      .17
                                                                                        101,115      .17

Miscellaneous  -  2.83%
Other equity securities in initial                                                    1,722,230     2.83
 period of acquisition
                                                                                      1,722,230     2.83

TOTAL EQUITY SECURITIES (cost: $46,104,408)                                          49,416,552    81.22



                                                                       Principal                Percent
                                                                          Amount        Market   of Net
SHORT-TERM SECURITIES                                                      (000)         Value   Assets

Corporate Short-Term Notes  -  16.35%
USAA Capital Corp. 3.70% due 8/10/01                                        1,200     1,198,766     1.97
Marsh & McLennan Companies,                                                 1,100     1,098,535     1.81
   Inc. 3.68% due 8/13/01 /2/
BellSouth Corp. 3.79% due 8/1/01 /2/                                        1,000       999,894     1.64
Equilon Enterprises LLC 3.70% due 8/7/01                                    1,000       999,280     1.64
American Express Credit Corp. 3.80% due 8/10/01                             1,000       998,942     1.64
Three Rivers Funding Corp. 3.73% due 8/23/01 /2/                            1,000       997,616     1.64
Corporate Asset Funding Co.                                                   800       797,450     1.31
   Inc. 3.70% due 8/31/01 /2/
Tribune Co. 3.68% due 8/29/01 /2/                                             700       697,924     1.15
Household Finance Corp. 3.65% due 8/2/01                                      660       659,866     1.08
Preferred Receivables Funding                                                 600       599,816      .99
   Corp. 3.67% due 8/3/01 /2/
Target Corp. 3.70% due 8/24/01                                                500       498,766      .82
Abbott Laboratories 3.68% due 8/10/01 /2/                                     400       399,591      .66
                                                                                      9,946,446    16.35

Federal Agency Discount Notes  -  3.44%

Fannie Mae 3.70%-3.72% due 8/15-8/22/01                                     1,505     1,502,094     2.47
Federal Home Loan Banks 3.74% due 8/10/01                                     589       588,387      .97
                                                                                      2,090,481     3.44


TOTAL SHORT-TERM SECURITIES (cost: $12,036,927)                                      12,036,927    19.79


TOTAL INVESTMENT SECURITIES (cost: $58,141,335)                                      61,453,479   101.01
Excess of payables over cash and receivables                                            612,118     1.01

NET ASSETS                                                                          $60,841,361  100.00%

/1/ Non-income-producing security.
/2/ Purchased in a private placement
transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration.

ADR = American Depositary Receipts

See Notes to Financial Statements


Companies added to the portfolio since January 31, 2001

AT&T Wireless Services
Avery Dennison
BP
Carnival
Corning
Dell Computer
Equity Office Properties Trust
FPL
J.P. Morgan Chase & Co.
Jefferson-Pilot
Johnson & Johnson
Manulife Financial
Oracle
Parker Hannifin
Progress Energy
Schering-Plough
Telefonaktiebolaget LM Ericsson
TXU


Companies eliminated from the portfolio since January 31, 2001

American International Group
AOL Time Warner
Apartment Investment and Management
Archstone Communities Trust
Bank of Tokyo-Mitsubishi
BANK ONE
Campbell Soup
Conoco
CSX
Fluor
HCC Insurance Holdings
Intel
Polaroid
Spieker Properties
TECO Energy
Trenwick Group
UnitedHealth Group
Vivendi Universal

Endowments, Bond Portfolio
Investment Portfolio, July 31, 2001

                                                                         Shares or                Percent
                                                                  Principal Amount        Market   of Net
BONDS, NOTES & PREFERRED STOCKS                                              (000)         Value   Assets

Banks  -  8.74%
HSBC Capital Funding LP: /1/ /2/ /3/
 Series 2, 10.176% noncumulative                                   $     400              512,212
  step-up perpetual preferred (undated)
 Series 1, 9.547% noncumulative                                          250              290,966    1.75%
  step-up perpetual preferred (undated)
BNP U.S. Funding LLC, Series A, 7.738%                                   375              395,183
 noncumulative preferred (undated) /1/ /3/
BNP Paribas Capital Trust, 9.003%                                        150              170,090     1.23
 noncumulative trust preferred (undated) /1/
Washington Mutual Bank, FA 6.875% 2011                                   250              257,663
Washington Mutual Finance 8.25% 2005                                     200              218,802     1.03
Abbey National PLC: /3/
 7.35% (undated)                                                         200              207,664
 6.70% (undated)                                                         200              196,842      .88
Standard Chartered Bank 8.00% 2031 /1/                                   375              393,964      .86
Barclays Bank PLC 7.375% (undated) /1/  /3/                              325              334,610      .73
NB Capital Corp. 8.35% exchangeable                                   10,000 Shares       260,600      .57
 depositary shares
SocGen Real Estate Co. LLC, Series A,                              $     250              255,955      .56
 7.64% (undated) /1/  /3/
UBS Preferred Funding Trust 1 8.622% (undated)                           125              139,436      .30
Regional Diversified Funding Ltd.                                        125              130,302      .28
 9.25% 2030 /1/
BCI U.S. Funding Trust I 8.01% noncumulative                             125              127,894      .28
 preferred (undated) /1/  /3/
Development Bank of Singapore                                            125              125,811      .27
 Ltd. 7.125% 2011 /1/
                                                                                        4,017,994     8.74

Utilities  -  5.89%
AES Drax Holdings Ltd., Series A,                                        250              281,032
 10.41% 2020 /4/
AES Ironwood, LLC 8.857% 2025 /4/                                        250              263,375     1.18
Commonwealth Edison Co. 6.95% 2018                                       300              286,341
Exelon Corp. 6.75% 2011                                                  125              128,072      .90
NiSource Finance Corp.:
 7.625% 2005                                                             250              266,363
 7.875% 2010                                                             125              136,466      .88
Edison Mission Holdings Co. 8.734% 2026 /4/                              300              292,425
Midwest Generation, LLC, Series B,                                       100               97,585      .85
 8.56% 2016 /4/
Israel Electric Corp. Ltd.: /1/
 7.75% 2027                                                              175              160,146
 7.95% 2011                                                              125              130,716      .63
Progress Energy, Inc. 7.10% 2011                                         250              261,113      .57
American Electric Power Co., Inc.,                                       250              252,553      .55
 Series A, 6.125% 2006
El Paso Corp. 7.80% 2031                                                 150              152,310      .33
                                                                                        2,708,497     5.89

Telecommunication Services  -  5.74%
France Telecom: /1/
 8.50% 2031                                                              400              436,132
 7.75% 2011                                                              150              157,883     1.29
AT&T Wireless Services, Inc. 7.875% 2011 /1/                             525              550,384     1.20
British Telecommunications PLC 8.125% 2010                               325              355,537      .77
CenturyTel, Inc., Series H, 8.375% 2010                                  250              266,991      .58
TELUS Corp. 8.00% 2011                                                   250              265,885      .58
Bell Atlantic Financial Services,                                        250              244,375      .53
 Inc. 4.25% convertible debentures 2005 /1/
Hellenic Telecommunications Organization                                  EURO 250        224,926      .49
 SA 2.00% exchangeable bonds 2005
Vodafone AirTouch PLC 7.75% 2010                                   $     125              135,568      .30
                                                                                        2,637,681     5.74

Transportation  -  4.46%
Jet Equipment Trust, Series 1994-A,                                      750              799,477     1.74
 Class B1,11.79% 2013 /1/
Continental Airlines, Inc.: /4/
 Series 2000-1, Class A-1, 8.048% 2020                                   243              265,805
 Series 1998-3, Class A-2, 6.32% 2008                                    125              124,317      .85
Northwest Airlines, Inc., Series 1999-3,                                 241              262,143      .57
 Class G, 7.935% 2019 /4/
US Airways, Inc., Series 2000-3G,                                        150              160,497      .35
 7.89% 2020 /4/
United Air Lines, Inc., Series 2000-1,                                   150              159,309      .35
 Class A-2, 7.73% 2010 /4/
America West Airlines, Inc.,                                             147              157,516      .34
 Series 2000-1, Class G, 8.057% 2020 /4/
Atlas Air, Inc., Pass Through Trusts,                                    118              120,994      .26
 Series 1998-1, Class A, 7.38% 2019 /4/
                                                                                        2,050,058     4.46

Materials  -  4.13%
Inco Ltd. 9.60% 2022                                                     700              699,468     1.52
Georgia-Pacific Corp. 8.125% 2011                                        425              435,132      .95
Scotia Pacific Co. LLC, Series B:
 Class A-3, 7.71% 2028                                                   250              192,500
 Class A-1, 6.55% 2028 /4/                                               187              188,819      .83
Equistar Chemicals LP 8.75% 2009                                         250              221,942      .48
BHP Finance Ltd. 8.50% 2012                                              145              163,141      .35
                                                                                        1,901,002     4.13

Media  -  3.13%
Fox/Liberty Networks, LLC, FLN Finance,                                  450              472,500     1.03
 Inc. 8.875% 2007
News America Holdings Inc. 7.75% 2045                                    386              368,595      .80
Liberty Media Corp.:
 8.25% 2030                                                              260              221,005
 7.875% 2009                                                             125              120,271      .74
Univision Communications Inc. 7.85% 2011 /1/                             125              129,200      .28
Cox Radio, Inc. 6.625% 2006                                              125              126,507      .28
                                                                                        1,438,078     3.13

Insurance  -  2.98%
ING Capital Funding Trust III                                            375              412,564
 8.439% (undated) /3/
ReliaStar Financial Corp. 8.00% 2006                                     125              137,472     1.19
Allstate Corp. 6.75% 2018                                                320              315,978      .69
Provident Companies, Inc. 7.00% 2018                                     300              285,009      .62
Royal & Sun Alliance Insurance                                           125              137,800      .30
 Group PLC 8.95% 2029
Conseco Financing Trust II, 8.70% 2026 /4/                               125               83,750      .18
                                                                                        1,372,573     2.98

Industrial Conglomerates  -  1.89%
Hutchison Whampoa International Ltd.                                     375              371,692      .81
 7.00% 2011 /1/
Wharf International Finance Ltd.,                                        250              258,072      .56
 Series A, 7.625% 2007
Swire Pacific Capital Ltd. 8.84% cumulative                           10,000 Shares       240,000      .52
 guaranteed perpetual capital securities /1/
                                                                                          869,764     1.89

Technology Hardware & Equipment  -  1.70%
Corning Inc. 0% convertible debentures 2015                        $     500              290,000      .63
Solectron Corp. 0% LYON convertible notes 2020                           600              255,000      .55
Analog Devices, Inc. 4.75% convertible                                   135              124,375      .27
 subordinated notes 2005
Motorola, Inc. 5.80% 2008                                                125              112,729      .25
                                                                                          782,104     1.70

Consumer Finance  -  1.67%
Household Finance Corp. 6.75% 2011                                       400              408,980      .89
Capital One Bank 8.25% 2005                                              200              211,578      .46
MBNA Corp., MBNA Capital B, Series B,                                    200              146,684      .32
 5.14% 2027 /3/
                                                                                          767,242     1.67

Health Care Equipment & Services  -  1.15%
Aetna Inc. 7.875% 2011                                                   400              396,948      .86
Columbia/HCA Healthcare Corp. 8.85% 2007                                 125              134,375      .29
                                                                                          531,323     1.15

Consumer Durables & Apparel  -  1.11%
VF Corp. 8.50% 2010                                                      250              269,578      .59
Hasbro, Inc. 7.95% 2003                                                  250              240,000      .52
                                                                                          509,578     1.11

Retailing  -  0.99%
J.C. Penney Co., Inc.:
 7.95% 2017                                                              200              168,000
 7.65% 2016                                                              200              164,000      .72
Federated Department Stores, Inc. 6.625% 2011                            125              123,279      .27
                                                                                          455,279      .99

Automobiles & Components  -  0.84%
Ford Motor Credit Co.:
 7.375% 2011                                                             125              131,663
 5.80% 2009                                                              125              119,406      .55
General Motors Acceptance Corp. 7.75% 2010                               125              135,017      .29
                                                                                          386,086      .84

Hotels, Restaurants & Leisure  -  0.84%
MGM Mirage Inc. 8.50% 2010                                               250              266,450      .58
Royal Caribbean Cruises Ltd. 8.75% 2011                                  125              118,925      .26
                                                                                          385,375      .84

Commercial Services & Supplies  -  0.83%
Cendant Corp. 7.75% 2003                                                 250              257,790      .56
Waste Management, Inc. 6.875% 2009                                       125              125,101      .27
                                                                                          382,891      .83

Capital Goods  -  0.78%
BAE SYSTEMS 2001 Pass Through Trust,                                     350              357,732      .78
 Series 2001, Class G, MBIA Insured,
 6.664% 2013 /1/  /4/
                                                                                          357,732      .78

Food & Drug Retailing  -  0.59%
Delhaize America, Inc. 8.125% 2011 /1/                                   250              270,638      .59
                                                                                          270,638      .59

Real Estate  -  0.58%
EOP Operating LP 8.10% 2010                                              125              135,559      .30
ProLogis Trust 7.05% 2006                                                125              130,116      .28
                                                                                          265,675      .58

Pharmaceuticals & Biotechnology  -  0.54%
Lilly Del Mar Inc. 5.499% 2029 /1//3/                                    250              250,013      .54
                                                                                          250,013      .54

Asset Backed Obligations /4/ -  5.02%
Airplanes Pass Through Trust,                                          1,166            1,134,995     2.47
 Class 1-C, 8.15% 2019
Pegasus Aviation Lease Securitization,                                   500              528,900     1.15
 Series 2000-1, Class A-2, 8.37% 2030 /1/
PP&L Transition Bond Co. LLC, Series 1999-1,                             250              267,995      .58
 Class A-7, 7.05% 2009
Puerto Rico Public Financing Corp.,                                      226              228,479      .50
 Series 1999-1, Class A, 6.15% 2008
Green Tree Financial Corp., Series 1996-5,                               246              149,711      .32
 Class B-2, 8.45% 2027
                                                                                        2,310,080     5.02

Collateralized Mortgage Obligations
 (Privately Originated)  /4/ -  6.93%
Morgan Stanley Capital I, Inc.,                                          500              513,573     1.12
 Series 1998-HF2, Class A-2, 6.48% 2030
GS Mortgage Securities Corp. II,
 Series 1998-C1: /3/
  Class D, 7.242% 2030                                                   250              250,265
  Class E, 7.242% 2030                                                   250              244,146     1.08
Chase Commercial Mortgage Securities Corp.,                              375              382,970      .83
 Series 1998-2, Class A-2, 6.39% 2030
L.A. Arena Funding, LLC, Series 1, Class A,                              325              338,112      .74
 7.656% 2026 /1/
Bear Stearns Commercial Mortgage Securities                              250              253,819      .55
 Inc., Series 2001-TOP2, Class A-2, 6.48% 2035
Structured Asset Securities Corp., Series                                223              237,746      .52
 1998-RF2, Class A, 8.535% 2027 /1/  /3/
CS First Boston Mortgage Securities Corp.,                               188              193,271      .42
 Series 1998-C1, Class A-1A, 6.26% 2040
Nomura Asset Securities Corp., Series 1998-D6,                           184              189,689      .41
 Class A-A1, 6.28% 2030
Residential Funding Mortgage Securities I,                               179              185,597      .40
 Inc., Series 2001-S1, Class A-1, 7.00% 2016
LB-UBS Commercial Mortgage Trust,                                        125              137,810      .30
 Series 2000-C3, Class A-2, 7.95% 2010
GMAC Commercial Mortgage Securities, Inc.,                               125              130,635      .28
 Series 1997-C1, Class A3, 6.869% 2007
DLJ Commercial Mortgage Corp., Series 1999-CG1,                          125              127,776      .28
 Class A1B, 6.46% 2009
                                                                                        3,185,409     6.93

Federal Agency Obligations - Mortgage
 Pass-Throughs /4/ -  13.45%
Government National Mortgage Assn.:
7.00% 2024 - 2031                                                      1,851            1,895,248
7.50% 2023 - 2030                                                        859              888,513
8.00% 2023 - 2031                                                      1,435            1,496,574
8.50% 2008                                                               125              131,149
10.00% 2019 - 2020                                                       385              429,318    10.52
Fannie Mae:
6.50% 2016 - 2031                                                        492              496,153
7.00% 2026 - 2031                                                        568              579,764
7.50% 2031                                                               224              230,010     2.84
Freddie Mac 8.75% 2008                                                    38               40,640      .09
                                                                                        6,187,369    13.45

Federal Agency Obligations - Collateralized
 Mortgage Obligations /3/ /4/ -  1.08%
Fannie Mae:
 Series 2001-20, Class C, 11.497% 2031                                   230              259,858
 Series 2001-4, Class GA,10.007% 2025                                    217              236,776     1.08
                                                                                          496,634     1.08

Federal Agency Obligations - Other  -  0.50%
Freddie Mac 5.75% 2010                                                    EURO 250        228,400      .50
                                                                                          228,400      .50

U.S. Treasury Obligations  -  18.25%
13.375% August 2001                                                $     500              501,795
11.625% November 2002                                                  1,640            1,802,212
11.125% August 2003                                                      400              455,688
11.625% November 2004                                                  1,765            2,155,224
6.875% May 2006                                                          750              823,005
3.375% January 2007 /5/                                                  813              825,739
10.375% November 2009                                                    400              471,376
8.875% August 2017                                                     1,000            1,355,780    18.25
                                                                                        8,390,819    18.25

Governments (excluding U.S. Government) &
 Governmental Authorities  -  0.32%
United Mexican States Government Eurobonds,                              125              148,938      .32
 Global, 11.375% 2016
                                                                                          148,938      .32

Taxable Municipal Obligations  -  0.29%
Public Building Commission of Chicago,                                   125              134,264      .29
 Special Obligation Taxable Ref. Bonds,
 Series 2001, 7.125% 2010
                                                                                          134,264      .29

TOTAL BONDS, NOTES & PREFERRED STOCKS                                                  43,421,496    94.42
 (cost: $43,045,236)



                                                                         Principal                Percent
                                                                            Amount        Market   of Net
SHORT-TERM SECURITIES                                                        (000)         Value   Assets

Corporate Short-Term Notes  -  4.32%
CIT Group, Inc. 3.91% due 8/1/01                                         690              689,925     1.50
Equilon Enterprises LLC 3.70% due 8/7/01                                 500              499,640     1.09
Target Corp. 3.70% due 8/24/01                                           500              498,766     1.08
Preferred Receivables Funding                                            301              300,160      .65
 Corp. 3.72% due 8/27/01 /1/

TOTAL SHORT-TERM SECURITIES (cost: $1,988,491)                                          1,988,491     4.32


TOTAL INVESTMENT SECURITIES (cost: $45,033,727)                                        45,409,987    98.74
Excess of cash and receivables over payables                                              577,547     1.26

NET ASSETS                                                                            $45,987,534  100.00%

/1/ Purchased in a private placement
 transaction; resale may be limited to
    qualified institutional buyers; resale
     to public may require registration.
/2/ Step bond; coupon rate will increase
 at a later date.
/3/ Coupon rate may change periodically.
/4/ Pass-through securities backed by a pool of
    mortgages or other loans on which
 principal payments are periodically made.
    Therefore, the effective maturities
    are shorter than the stated maturities.
/5/ Index-linked bond whose principal
 amount moves with a government
    retail price index.

See Notes to Financial Statements


ENDOWMENTS
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES                                            Growth
at July 31, 2001                                                           and Income            Bond
                                                                            Portfolio       Portfolio
Assets:
Investment securities at market
 (cost: $58,141,335 and $45,033,727, respectively)                        $61,453,479     $45,409,987
Cash                                                                           41,406          51,903
Receivables for -
 Sales of investments                                                         533,223         116,635
 Dividends and interest                                                        70,430         661,152
 Total Assets                                                              62,098,538      46,239,677

Liabilities:
Payables for -
 Purchases of investments                                                   1,205,594         211,431
 Management services                                                           25,373          14,495
 Other expenses                                                                26,210          26,217
 Total Liabilities                                                          1,257,177         252,143
Net Assets at July 31, 2001                                               $60,841,361     $45,987,534

 Shares of beneficial interest issued and
   outstanding -
  unlimited shares authorized
  Shares outstanding                                                        4,639,201       2,776,217
  Net asset value per share                                                    $13.11          $16.56



                                                                               Growth
STATEMENT OF OPERATIONS                                                    and Income            Bond
for the year ended July 31, 2001                                            Portfolio       Portfolio
Investment Income:
Income:
 Dividends                                                                 $1,126,020         $48,500
 Interest                                                                     570,792       3,074,988
 Total Income                                                               1,696,812       3,123,488

Expenses:
 Management services fee                                                      280,558         197,051
 Transfer agent fee                                                            27,560          27,517
 Reports to shareholders                                                       20,389          19,648
 Registration statement and prospectus                                         15,167          13,061
 Auditing fees                                                                 33,800          33,800
 Legal fees                                                                     7,209           7,209
 Trustees' meeting expenses                                                    10,856          10,856
 Custodian fee                                                                  1,277             869
 Other                                                                            396             370
 Total expenses before reimbursement                                          397,212         310,381
  Reimbursement of expenses                                                          -         14,904
  Net Expenses                                                                397,212         295,477
Net investment income                                                       1,299,600       2,828,011

Realized Gain (Loss) and Unrealized
 Appreciation on Investments:
Net realized gain (loss)                                                      761,840         (24,437)
Net unrealized appreciation on investments                                  7,182,607       1,860,092
 Net realized gain (loss) and
  unrealized appreciation
  on investments                                                            7,944,447       1,835,655
Net Increase in Net Assets Resulting
 from Operations                                                           $9,244,047      $4,663,666









ENDOWMENTS - GROWTH AND INCOME PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
                                                                           Year Ended July 31
                                                                                  2001            2000
Operations:
Net investment income                                                      $1,299,600      $1,494,807
Net realized gain on investments                                              761,840       3,286,983
Net unrealized appreciation (depreciation)
 on investments                                                             7,182,607      (6,415,185)
 Net increase (decrease) in net assets
  resulting from operations                                                 9,244,047      (1,633,395)

Dividends and Distributions Paid to Shareholders:
Dividends from net investment income                                       (1,493,483)     (1,343,521)
Distributions from net realized gain on investments                        (2,566,450)     (4,153,742)
  Total dividends and distributions                                        (4,059,933)     (5,497,263)

Capital Share Transactions:
Proceeds from shares sold: 561,627 and                                      7,082,726       5,564,786
 468,897 shares, respectively
Proceeds from shares issued in reinvestment
 of net investment income dividends and distributions
 of net realized gain on investments: 292,796 and                           3,626,853       5,051,873
 432,522 shares, respectively
Cost of shares repurchased: 401,624 and                                    (5,054,523)     (5,046,798)
 421,677 shares, respectively
 Net increase in net assets resulting
  from capital share transactions                                           5,655,056       5,569,861
Total Increase (Decrease) in Net Assets                                    10,839,170      (1,560,797)

Net Assets:
Beginning of year                                                          50,002,191      51,562,988
End of year (including
 undistributed net investment
 income: $39,297 and $250,213,
 respectively)                                                            $60,841,361     $50,002,191


See Notes to Financial Statements

ENDOWMENTS - BOND PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
                                                                           Year Ended July 31
                                                                                  2001            2000
Operations:
Net investment income                                                      $2,828,011      $2,308,614
Net realized loss on investments                                              (24,437)       (725,335)
Net unrealized appreciation
 on investments                                                             1,860,092          16,577
 Net increase in net assets
  resulting from operations                                                 4,663,666       1,599,856

Dividends and Distributions Paid to Shareholders:
Dividends from net investment income                                       (2,793,912)     (2,288,482)
Distributions from net realized gain on investments                                  -        (23,049)
 Total dividends and distributions                                         (2,793,912)     (2,311,531)

Capital Share Transactions:
Proceeds from shares sold: 765,923 and                                     12,389,292       5,334,660
 335,621 shares, respectively
Proceeds from shares issued in reinvestment
 of net investment income dividends and
 distributions of net realized gain on                                      1,840,463       1,177,970
 investments: 114,604 and 74,919 shares,
 respectively
Cost of shares repurchased: 123,888 and                                    (1,995,930)     (5,355,440)
 335,150 shares, respectively
 Net increase in net assets resulting
  from capital share transactions                                          12,233,825       1,157,190
Total Increase in Net Assets                                               14,103,579         445,515

Net Assets:
Beginning of year                                                          31,883,955      31,438,440
End of year (including
 undistributed net investment
 income: $203,607 and $173,877,
 respectively)                                                            $45,987,534     $31,883,955


See Notes to Financial Statements


Endowments
Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - Endowments (the "trust") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company and has initially issued two series of shares, Growth and Income Portfolio and Bond Portfolio (the "funds"). Growth and Income Portfolio seeks to provide long-term growth of principal, with income and preservation of capital as secondary objectives, primarily through investments in common stocks. Bond Portfolio seeks to provide as high a level of current income as is consistent with preservation of capital.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the trust in the preparation of its financial statements:

SECURITY VALUATION - Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. The ability of the issuers of the debt securities held by the trust to meet their obligations may be affected by economic developments in a specific industry, state or region. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Trustees.

NON-U.S. CURRENCY TRANSLATION - Assets and liabilities initially expressed in terms of non-U.S. currencies are translated into U.S. dollars at the prevailing market rates at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are combined with the net realized and unrealized gain or loss on investment securities for financial reporting purposes.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for as of the trade date. Realized gains and losses from securities transactions are determined based on specific identified cost. In the event securities are purchased on a delayed delivery or when-issued basis, the trust will instruct the custodian to segregate liquid assets sufficient to meet its payment obligations in these transactions. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts and original issue discounts on fixed-income securities are amortized daily over the expected life of the security. The funds do not amortize premiums on fixed-income securities.

On August 1, 2001, the funds will begin amortizing premium on fixed-income securities to conform with a recent change in generally accepted accounting principles for mutual funds. Adopting this change will not impact the funds' net asset value but will result in changes to the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations. These adjustments will be based on the fixed-income securities held by the funds on August 1, 2001. Because the funds determine their required distributions under federal income tax laws, adoption of this principle will not affect the amount of distributions paid to shareholders. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

2. NON-U.S. INVESTMENTS

INVESTMENT RISK - Investments in securities of non-U.S. issuers in certain countries involve special investment risks. These risks may include, but are not limited to, investment and repatriation restrictions, revaluation of currencies, adverse political, social and economic developments, government involvement in the private sector, limited and less reliable investor information, lack of liquidity, certain local tax law considerations, and limited regulation of the securities markets.

TAXATION - Dividend income is recorded net of non-U.S. taxes paid. For the year ended July 31, 2001, non-U.S. taxes paid by Growth and Income Portfolio were $5,155.

CURRENCY GAINS AND LOSSES - Net realized currency gains on dividends and other receivables and payables, on a book basis, were $1,337 for Growth and Income Portfolio for the year ended July 31, 2001. Net realized currency losses on dividends, interest, sales of non-U.S. bonds and notes, and other receivables and payables, on a book basis, were $4,369 for Bond Portfolio for the year ended July 31, 2001.

3. FEDERAL INCOME TAXATION

The funds comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and intend to distribute all of their net taxable income and net capital gains for the fiscal year. As regulated investment companies, the funds are not subject to income taxes if such distributions are made. Required distributions are based on net investment income and net realized gains determined on a tax basis and may differ from such amounts for financial reporting purposes. In addition, the fiscal year in which amounts are distributed may differ from the year in which the net investment income is earned and the net gains are realized by the funds.
As of July 31, 2001, the cost of investment securities for book and federal income tax reporting purposes for Growth and Income Portfolio was $58,141,335. Net unrealized appreciation on investments aggregated $3,312,144; $6,560,812 related to appreciated securities and $3,248,668 related to depreciated securities. The cost of investment securities for federal income tax reporting purposes for Bond Portfolio was $45,066,227. Net unrealized appreciation on investments aggregated $376,260; $1,341,399 related to appreciated securities and $965,139 related to depreciated securities. For the year ended July 31, 2001, the Growth and Income Portfolio realized tax basis net capital gains of $778,873. For the year ended July 31, 2001, Bond Portfolio realized tax basis net capital losses of $505,754. Bond Portfolio had available at July 31, 2001, a net capital loss carryforward totaling $845,603 which may be used to offset capital gains realized during subsequent years through 2009 and thereby relieve the fund and its shareholders of any federal income tax liability with respect to the capital gains that are so offset. Bond Portfolio will not make distributions from capital gains while a capital loss carryforward remains. Bond Portfolio has recognized, for tax purposes, capital losses totaling $488,196 which were realized during the period November 1, 1999 through July 31, 2000. In addition, the fund has deferred, for tax purposes, to fiscal year ending July 31, 2002, the recognition of capital losses totaling $2,510 which were realized during the period November 1, 2000 through July 31, 2001. Net losses related to non-U.S. currency transactions of $4,369 were treated as ordinary income for federal income tax purposes.

4. FEES AND TRANSACTIONS WITH RELATED PARTIES

INVESTMENT ADVISORY FEE - The fee of $280,558 and $197,051 for Growth and Income Portfolio and Bond Portfolio, respectively, for management services was incurred pursuant to an agreement with Capital Research and Management Company ("CRMC") with which certain officers and Trustees of the trust are affiliated. The Investment Advisory and Service Agreement provides for monthly fees accrued daily, based on an annual rate of 0.50% of the first $150 million of average daily net assets and 0.40% of such assets in excess of $150 million.
The Investment Advisory and Service Agreement provides for a fee reduction to the extent that annual operating expenses exceed 0.75% of the average daily net assets of the fund. Expenses that are not subject to these limitations are interest, taxes, brokerage commissions, transaction costs and extraordinary expenses. Fee reductions were $14,904 for Bond Portfolio for the year ended July 31, 2001.

TRANSFER AGENT FEE - A fee of $27,560 and $27,517 for Growth and Income Portfolio and Bond Portfolio, respectively, was incurred during the year ended July 31, 2001, pursuant to an agreement with American Funds Service Company ("AFS"), the transfer agent for the funds. As of July 31, 2001, aggregate transfer agent fees payable to AFS were $2,100 for each fund.

AFFILIATED TRUSTEES AND OFFICERS - CRMC is owned by The Capital Group Companies, Inc. AFS is a wholly owned subsidiary of CRMC. Officers of the trust and certain Trustees are or may be considered to be affiliated with CRMC and AFS. No such persons received any remuneration directly from the funds.
No fees were paid by the funds to its unaffiliated Trustees. The unaffiliated Trustees were reimbursed by the trust for expenses incurred while traveling to fund meetings.

5. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

For the year ended July 31, 2001, Growth and Income Portfolio and Bond Portfolio made purchases of investment securities of $24,043,920 and $29,150,198, and sales of investment securities of $22,864,613 and $17,263,437, respectively. Short-term securities transactions were excluded.
Pursuant to the custodian agreement, the funds receive credits against their custodian fees for imputed interest on certain balances with the custodian bank. For the year ended July 31, 2001, the custodian fees of $1,277 and $869 for Growth and Income Portfolio and Bond Portfolio, respectively, were paid by these credits rather than in cash.

For the year ended July 31, 2001, Growth and Income Portfolio and Bond Portfolio reclassified $17,033 and $4,369, respectively, from undistributed net investment income to undistributed net realized gains to reflect permanent differences between book and tax reporting.
As of July 31, 2001, net assets consisted of the following:


                                                                    Growth and Income            Bond
                                                                            Portfolio       Portfolio
Capital paid in on shares of beneficial interest                          $56,714,699     $46,255,393
Undistributed net investment income                                            39,297         203,607
Undistributed net realized gain and accumulated                               775,221        (848,113)
 net realized loss
Net unrealized appreciation                                                 3,312,144         376,647
Net assets                                                                $60,841,361     $45,987,534


Endowments - Growth and Income Portfolio
Per-Share Data and Ratios



                                                                      Year   ended   July 31
                                                              2001     2000      1999      1998     1997
Net Asset Value, Beginning of Year                         $11.94   $13.91    $12.09    $22.66   $18.61

 Income from Investment Operations:
  Net investment income                                   .30 /1/      .37       .37       .51      .56

  Net gains (losses) on securities                       1.81 /1/     (.89)     1.79      1.16     6.04
   (both realized and unrealized)

   Total from investment operations                          2.11     (.52)     2.16      1.67     6.60

 Less Distributions:
  Dividends (from net investment income)                     (.34)    (.34)     (.34)     (.57)    (.55)

  Distributions (from capital gains)                         (.60)   (1.11)         -   (11.67)   (2.00)

   Total distributions                                       (.94)   (1.45)     (.34)   (12.24)   (2.55)

Net Asset Value, End of Year                               $13.11   $11.94    $13.91    $12.09   $22.66

Total Return                                                18.23%  (3.31)%    18.21%     9.05%   38.40%

Ratios/Supplemental Data:

 Net assets, end of year (in millions)                        $61      $50       $52       $43      $48

 Ratio of expenses to average net assets                      .71%     .73% .75% /2/  .75% /2/      .74%

 Ratio of net income to average net assets                   2.32%    3.03%     2.90%     2.69%    2.73%

 Portfolio turnover rate                                    49.30%   60.05%    52.36%    48.59%   50.69%

/1/ Based on average shares outstanding.
/2/ Had CRMC not waived management
    services fees, the fund's expense
    ratio would have been 0.79% and 0.89%
    for the fiscal years ended 1999
    and 1998, respectively.


Endowments - Bond Portfolio
Per-Share Data and Ratios



                                                                    Year    ended  July 31
                                                           2001      2000      1999      1998      1997
Net Asset Value, Beginning of Year                      $15.79    $16.17    $16.93    $17.17    $16.63

 Income from Investment Operations:
  Net investment income                               1.16 /1/      1.16      1.14      1.19      1.21

  Net gains (losses) on securities                    0.77 /1/      (.37)     (.84)     (.09)      .52
   (both realized and unrealized)

   Total from investment operations                       1.93       .79       .30      1.10      1.73

 Less Distributions:
  Dividends (from net investment income)                 (1.16)    (1.16)    (1.06)    (1.34)    (1.19)

  Distributions (from capital gains)                          -     (.01)         -         -         -

   Total distributions                                   (1.16)    (1.17)    (1.06)    (1.34)    (1.19)

Net Asset Value, End of Year                            $16.56    $15.79    $16.17    $16.93    $17.17

Total Return                                             12.67%     5.13%     1.75%     6.70%    10.83%

Ratios/Supplemental Data:

 Net assets, end of year (in millions)                     $46       $32       $31       $29       $33

 Ratio of expenses to average net assets              .75% /2/  .75% /2/  .75% /2/  .75% /2/  .75% /2/

 Ratio of net income to average                           7.18%     7.31%     6.84%     6.87%     7.04%
   net assets

 Portfolio turnover rate                                 47.86%    58.93%    53.66%    50.40%    22.18%

/1/ Based on average shares outstanding.
/2/ Had CRMC not waived management
    services fees, the fund's expense
    ratio would have been 0.79%, 0.86%,
    0.95%, 1.08%, and 0.85% for the
    fiscal years ended 2001, 2000,
    1999, 1998, and 1997, respectively.


Independent Auditors' Report
To the Board of Trustees and Shareholders of Endowments:

We have audited the accompanying statements of assets and liabilities of Endowments (the "trust"), comprising, respectively, the Growth and Income Portfolio and the Bond Portfolio, including the investment portfolios, as of July 31, 2001, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended. These financial statements and per-share data and ratios are the responsibility of the trust's management. Our responsibility is to express an opinion on these financial statements and per-share data and ratios based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting Endowments as of July 31, 2001, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE AND TOUCHE, LLP

Los Angeles, California
September 6, 2001